Exhibit 10.20

CUMMINGS PROPERTIES LLC

STANDARD FORM

AMENDMENT TO LEASE #   3

In connection with a lease in effect between Cummings Properties, LLC. LESSOR, and SolidEnergy Systems, LLC LESSEE, at 35-B Cabot Road and Roof Rack Area and 12-B and 12-C Cabot Road Woburn, Massachusetts (“premises” or “leased premises”), fully executed on March 30, 2016 (as amended and/or extended, the “lease”), and currently scheduled to terminate on August 30, 2026, unless otherwise terminated or extended as provided in the lease, and in consideration of the mutual benefits to be derived herefrom, the parties hereby agree to amend said lease, including its terms, conditions, covenants and obligations (“terms”), as follows:

1.	Effective upon the 12-G Possession Date (defined below), base rent shall be changed to one million four hundred ninety six thousand ten (1,496,010) dollars per year or $ 124,667,50 per month.

2.

Effective upon the 12-G Possession Date, the base month from which to determine the amount of each annual increase in the “Cost of Living” shall be November 2019, which figure small be compared with the figure for November 2021, and each November thereafter to determine the increase (if arty) in the base rent to be paid during the following calendar year.

3.

In consideration of this amendment, the figure “$475,400” in the third sentence of Section 5 of Amendment to Lease #2 is hereby deleted and replaced with the figure “$489,100.” All other terms of said Section 5 shall continue to apply.

4.

Effective on the 12-G Possession Date, the size of the premises shall be increased with the addition of approximately 3,050 square feet (including 1.1% common area) at 12-G Cabot Road (“12-G”). The premises shall then ,consist of (i) approximately 23,370 square feet at 35-B Cabot Road, (ii) approximately 1,290 square feet at the Roof Rack Area, (iii) approximately 10,588 square feet (including 1.1% common area) at 12-B Cabot Road, (iv) approximately 15,253 square feet (including 1.1% common area) at 12-C Cabot Road, and (v) approximately 3,050 square feet (including 1.1% common area) at 12-G.

5.

The panics acknowledge and agree that 12-G is currently under lease to a third party whose lease is currently scheduled to terminate on or about September 30, 2023 (the “Third Party”); and further encumbered by a fourth party’s right of first lease (the “12-G Encumbrance”). Upon full execution of this amendment, LESSOR will endeavor to retire the 12-G Encumbrance and to obtain possession of 12-G from the Third Party prior to the termination date of its lease. The date upon which LESSOR obtains possession of 12-G shall be the “12-G Possession Date.”

6.

In consideration of this amendment, LESSEE shall pay LESSOR a one-time charge of $50,000 upon LESSOR either exercising any relocation rights LESSOR may have under the lease with the Third Party or entering into an agreement for possession of 12-G with the Third Party.

7.	* LESSEE agrees to take possession of 12-G in “as is” condition.

8.

* Notwithstanding anything to the contrary contained in Section 5 of the lease, LESSOR will provide equipment per LESSOR’S building standards to cool all warehouse areas at 12-G (only) between May 1 and November 1.

9.

SolidEnergy Systems Securities Corporation (a MA corp.), 35-B Cabot Road, Woburn. MA 01801, is hereby added as LESSEE in addition to SolidEnergy Systems, LLC, effective as of December 29, 2017. “LESSEE” as used in the lease, including all amendments and extensions thereto, shall refer to SolidEnergy Systems, LLC and SolidEnergy Systems Securities Corporation, and their responsibility shall be joint and several pursuant to Section 28(g) of the lease. SolidEnergy Systems Securities Corporation shah, upon its execution of this amendment, supply LESSOR with a policy of commercial general liability insurance, which policy shall be effective as of December 9, 2017, together with the declarations page and all applicable riders and endorsements, in the amount of $1,000,000 naming LESSOR and the owner of the building (OWNER) as additional insureds. LESSOR and OWNER shall be included as additional insureds using standard endorsement ISO form CG 20 26 1 1 85, ISO form CG 20 11 01 96 (without exclusions). ISO form CG 20 11 04 13 (without exclusions), or another similar form specifically approved in writing in advance by LESSOR.

10.

* Each of the parties (i) acknowledges and agrees that it is entering into this amendment voluntarily during difficult economic times resulting from a global pandemic, and (ii) hereby fully and finally waives any and all claims whatsoever, it has now or may have in the future, that this amendment is unenforceable, in its entirety or in part, due to global, national, or local circumstances relating in any way to the COVID-19 pandemic or other similar situation.

This amendment shall not bind any party in any manner whatsoever until it has been executed by all parties All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this amendment and the lease, the terms herein shall control and supersede any earlier provisions. In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this amendment to be executed this ________26_______ day of ________March_______, 2021.

LESSOR: CUMMINGS PROPERTIES, LLC		LESSEE: SOLIDENERGY SYSTEMS, LLC

By:	/s/ E. Anderson	By:	/s/ Qichao Hu
	Duly authorized		Duly authorized
Print name: Qichao Hu
09/2018		Title: CEO

LESSEE: SOLIDENERGY SYSTEMS SECURITIES CORPORATION

		By:	/s/ Qichao Hu
Duly authorized
Print name: Qichao Hu
Title: CEO

CUMMINGS PROPERTIES LLC

STANDARD FORM

AMENDMENT TO LEASE #     3

In connection with a lease in effect between Cummings Properties, LLC. LESSOR, and SolidEnergy Systems, LLC LESSEE, at 35-B Cabot Road and Roof Rack Area and 12-B and 12-C Cabot Road Woburn. Massachusetts (“premises” or “leased premises”), fully executed on March 30, 2016 (as amended and/or extended, the “lease”), and currently scheduled to terminate on August 30, 2026, unless otherwise terminated or extended as provided in the lease, and in consideration of the mutual benefits to be derived herefrom, the parties hereby agree to amend said lease, including its terms, conditions, covenants and obligations (“terms”), as follows:

1.	Effective upon the 12-G Possession Date (defined below), base rent shall be changed to one million four hundred ninety six thousand ten (1,496,010) dollars per year or $ 124,667.50 per month.

2.

Effective upon the 12-G Possession Date, the base month from which to determine the amount of each annual increase in the “Cost of Living” shall be November 2019, which figure shall be compared with the figure for November 2021, and each November thereafter to determine the increase (if any) in the base rent to be paid during the following calendar year.

3.

In consideration of this amendment, the figure “$475,400” in the third sentence of Section 5 of Amendment to Lease #2 is hereby deleted and replaced with the figure “$489,100.” All other terms of said Section 5 shall continue to apply.

4.

Effective on the 12-G Possession Date, the size of the premises shall be increased with the addition of approximately 3,050 square feet (including 1.1% common area) at 12-G Cabot Road (“12-G”). The premises shall then consist of (i) approximately 23,370 square feet at 35-B Cabot Road, (ii) approximately 1.290 square feel at the Roof Rack Area, (iii) approximately 10,588 square feet (including 1.1% common area) at 12-B Cabot Road, (iv) approximately 15,253 square feet (including 1.1% common area) at 12-C Cabot Road, and (v) approximately 3,050 square feet (including 1.1% common area) at 12-G.

5.

The parties acknowledge and agree that 12-G is currently under lease to a third party whose lease is currently scheduled to terminate on or about September 30, 2023 (the “Third Party”); and further encumbered by a fourth party’s right of first lease (the “12-G Encumbrance”). Upon full execution of this amendment. LESSOR will endeavor to retire the 12-G Encumbrance and to obtain possession of 12-G from the Third Party prior to the termination date of its lease. The date upon which LESSOR obtains possession of 12-G shall be the “12-G Possession Date.”

6.

In consideration of this amendment, LESSEE shall pay LESSOR a one-time charge of $50,000 upon LESSOR either exercising any relocation rights LESSOR may have under the lease with the Third Party or entering into an agreement for possession of 12-G with the Third Party.

7.	* LESSEE agrees to take possession of 12-G in “as is” condition.

8.

* Notwithstanding anything to the contrary contained in Section 5 of the lease. LESSOR will provide equipment per LESSOR’S building standards to cool all warehouse areas at 12-G (only) between May 1 and November 1.

9.

SolidEnergy Systems Securities Corporation (a MA corp.), 35-B Cabot Road, Woburn, MA 01801, is hereby added as LESSEE in addition to SolidEnergy Systems, LLC, effective as of December 29, 2017. “LESSEE” as used in the lease, including all amendments and extensions thereto, shall refer to SolidEnergy Systems LLC and SolidEnergy Systems Securities Corporation, and their responsibility shall be joint and several pursuant to Section 28(g) of the lease. SolidEnergy Systems Securities Corporation shall, upon its execution of this amendment, supply LESSOR with a policy of commercial general liability insurance, which policy shall be effective as of December 9, 2017, together with the declarations page and all applicable riders and endorsements, in the amount of $1,000,000 naming LESSOR and the owner of the building (OWNER) as additional insureds. LESSOR and OWNER shall be included as additional insureds using standard endorsement ISO form CG 20 26 1 1 85, ISO form CG 20 1 I 01 96 (without exclusions). ISO form CG 20 11 04 13 (without exclusions), or another similar form specifically approved in writing in advance by LESSOR.

10.

* Each of the parties (i) acknowledges and agrees that it is entering into this amendment voluntarily during difficult economic times resulting from a global pandemic, and (ii) hereby fully and finally waives any and all claims whatsoever, it has now or may have in the future, that this amendment is unenforceable, in its entirety or in part, due to global, national, or local circumstances relating in any way to the COVID-19 pandemic or other similar situation.

This amendment shall not bind any party in any manner whatsoever until it has been executed by all parties All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this amendment and the lease, the terms herein shall control and supersede any earlier provisions. In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this amendment to be executed this ____26_______ day of ____March_______ 2021.

LESSOR: CUMMINGS PROPERTIES, LLC		LESSEE: SOLIDENERGY SYSTEMS, LLC

By:	/s/ E. Anderson	By:	/s/ Qichao Hu
	Duly authorized		Duly authorized
Print name: Qichao Hu
09/2018		Title: CEO

LESSEE: SOLIDENERGY SYSTEMS SECURITIES CORPORATION

		By:	/s/ Qichao Hu
Duly authorized
Print name: Qichao Hu
Title: CEO

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